UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CITIZENS HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

SUPPLEMENT TO PROXY STATEMENT - EXPLANATORY NOTE

This supplement to Schedule 14A is being filed to supplement and amend the definitive proxy statement of Citizens Holding Company (the “Company”) for the 2017 annual meeting of shareholders (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on March 23, 2017, in order to include a proposal for an advisory (non-binding) vote on the frequency of the vote on our executive officer compensation (“Proposal No. 6”). To vote on Proposal No. 6, you may return the enclosed revised proxy card with your vote, regardless of whether or not you already returned the original proxy card, or you can vote in person at the Annual Meeting (if you, rather than your broker, are the record holder of the stock). The receipt of your revised proxy card will revoke and supersede any proxy card previously submitted.

IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON PROPOSAL NO. 6 EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON THE OTHER PROPOSALS DESCRIBED ON OUR NOTICE DATED MARCH 23, 2017.

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The Company’s definitive proxy statement for the Annual Meeting is supplemented and amended to include the following Proposal No. 6 as an Item of Business in its Notice of 2017 Annual Meeting to Shareholders:

(6) To determine, in an advisory (non-binding) vote, whether a shareholder vote to approve the compensation of our named executive officers should occur every 1, 2 or 3 years.

On pages 1-2, the answer to the question “What will be voted on at the Annual Meeting?” is supplemented to read as follows:

The enclosed proxy provides the opportunity for you to vote on a proposal to determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every 1, 2 or 3 years. For this proposal, you may vote “1 YEAR,” “2 YEARS” or “3 YEARS,” or you may “ABSTAIN” from voting on the proposal.

On pages 4-5, the answer to the question “How will my proxy be voted, and how are votes counted?” is supplemented as follows:

When your proxy card is returned, properly signed and dated, the proxy holders will vote your shares of common stock at the Annual Meeting as you instruct on your proxy card, including any adjournments or postponements of the Annual Meeting. If your proxy card is signed, but no instructions are given, the proxy holders will vote your shares of common stock at the Annual Meeting “1 YEAR” for the advisory (non-binding) vote as to the frequency of the vote on executive compensation. If you hold your shares in “street name,” you must provide voting instructions to your broker. If you do not provide instructions to your broker, the shares will not be voted on for any matter on which your broker does not have discretionary authority to vote, which includes Proposal No. 6.

On page 42, prior to the “SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING” section, a new section is inserted as follows:

PROPOSAL NO. 6 – ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE

VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, at least every six years, the Company is required to seek an advisory (non-binding) shareholder vote regarding the frequency of the “say-on-pay” vote such as Proposal 3. The Dodd-Frank Act specifies that shareholders be given the opportunity to vote on the compensation paid to our named executive officers either every 1 year, every 2 years, or every 3 years. Although this vote is advisory and non-binding, our Board of Directors will review voting results and give serious consideration to the outcome of such voting. We have held an annual advisory (non-binding) vote on executive compensation since 2011, the last time the Company held an advisory (non-binding) shareholder vote regarding the frequency of the “say-on-pay” vote. After careful consideration, our Board of Directors has determined that continuing to hold an advisory vote on executive compensation every “1 YEAR” is the most appropriate alternative for the Company, and, therefore, our Board of Directors recommends that you vote for a frequency of “1 YEAR” for the advisory (non-binding) vote on executive compensation.

Our Board of Directors asks you to consider the following resolution:

RESOLVED, that an advisory (non-binding) vote of the Company’s shareholders to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, shall be held at an annual meeting of stockholders, (a) every 1 year, (b) every 2 years, or (c) every 3 years.

The enclosed proxy card gives you four choices (1 YEAR, 2 YEARS, 3 YEARS or ABSTAIN) for voting on this item and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors. Thus, the frequency period that receives the most votes will be deemed to be the recommendation of the shareholders.

Our Board of Directors unanimously recommends the selection of “1 YEAR” as your preference for the frequency which shareholders are provided an advisory (non-binding) vote on executive officer compensation.

The form of the proxy card included in the Company’s definitive proxy statement for its 2017 annual meeting of shareholders is amended in its entirety to include Proposal No. 6.

Annual Meeting of Shareholders of

CITIZENS HOLDING COMPANY

April 25, 2017

Please date, sign and mail your proxy card

in the envelope provided as soon as possible.

PROPOSAL NO. 1: To set the number of directors to serve on our Board of Directors at ten.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. 2: To elect the four Class III directors named herein, each to serve a three-year term.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

Nominees:	Craig Dungan, MD	( )
	Daniel Adam Mars	( )
	David P. Webb	( )
	Amzie T. Williams	( )

INSTRUCTION: To withhold authority to vote for any individual nominee(s) for Class III director, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold. If you desire to cumulate your votes in Proposal No. 2, please do so in the blanks following each name. Cumulative voting is described in the section of the Proxy Statement entitled “Voting Your Shares.”

PROPOSAL NO. 3: To approve, on an advisory (non-binding) basis, our executive officer compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. 4: To consider and vote upon the Restated Articles of Incorporation and Restated Bylaws, including the following separate proposals:

(i) authorize five million shares of preferred stock, with rights and preferences as may be determined from time to time by the Board of Directors;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(ii) delete the special shareholder voting requirement for approval of certain takeover transactions;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(iii) authorize the Board of Directors to establish the size of the Board within the range specified by the Articles of Incorporation;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(iv) authorize the Board of Directors to fill any vacancies occurring in the Board;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(v) delete the affirmative election regarding the Mississippi Control Share Act;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(vi) add an exclusive forum provision;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(vii) delete cumulative voting and provide for election of directors by majority voting; and

☐ FOR	☐ AGAINST	☐ ABSTAIN

(viii) provide for non-substantive revisions consistent with current corporate laws.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. 5: To ratify the approval by our Board of Directors of our independent registered public accounting firm for the 2017 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. 6: To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every 1, 2 or 3 years.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted by the individuals designated on this Proxy “FOR” Proposal Nos. 1, 3, 4(i)-(viii) and 5, “FOR” the nominees for Class III directors on Proposal 2, and “1 YEAR” for Proposal No. 6. If you improperly cumulate your votes for the nominees for Class III directors, the individuals designated on this Proxy will allocate such votes in a manner that they deem in their sole discretion most accurately reflects your intentions. Such allocations shall be final. The individuals designated on this Proxy will vote in their discretion on any other matter that may properly come before the meeting, subject to the rules and regulations promulgated by the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder.

Signature of Shareholder:

Date: , 2017

Signature of Shareholder:

Date: , 2017

NOTE: Please sign name exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.”

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This supplement to Schedule 14A amends the items of the Company’s definitive proxy statement for the Annual Meeting as specified above and amends such items solely to reflect the changes described above. There are no other changes to the Company’s definitive proxy statement for the Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on April 25, 2017: This supplement, as well as the Company’s Proxy Statement, proxy card and annual report are available at www.citizensholdingcompany.com/proxymaterials.